UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 28, 2003

UNIZAN FINANCIAL CORP.

(Exact name of Registrant as Specified in Charter)

Ohio	0-13270	34-1442295
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 Market Avenue South, Canton, Ohio (Address of Principal Executive Offices)		44702 (Zip Code)

(330) 438-1118

Registrant’s telephone number, including area code

(Former Name or Former Address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

c) Exhibits

99.1	Text of Unizan Financial Corp. release dated May 28, 2003

Item 9. Regulations FD Disclosure

On May 28, 2003, Unizan Financial Corp. (NASDAQ:UNIZ) announced that its President and Chief Executive Officer, Roger L. Mann and Executive Vice President and Chief Financial Officer, James J. Pennetti, will make investor presentations at the Howe Barnes Investments, Inc. 8th Annual Community Bank Conference and the McDonald Investments Inc. 2003 Bank Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2003	UNIZAN FINANCIAL CORP.

	By:	/s/ JAMES J. PENNETTI
	Its:	EVP & Chief Financial Officer